UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 6, 2018

PRECIPIO, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-36439 (Commission File Number)	91-1789357 (I.R.S. Employer Identification No.)

4 Science Park, New Haven, CT 06511

(Address of principal executive offices) (Zip Code)

(203) 787-7888

(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 6, 2018, the Company reconvened its adjourned Annual Meeting for the purpose of holding a stockholder vote (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company voted to:

1.	elect Michael A. Luther, Ph.D. and Mark Rimer as Class III directors for terms to expire in 2021;

2.	approve, on an advisory (non-binding) basis, the named executive compensation as disclosed in the Proxy Statement;

3.	indicate, on an advisory (non-binding) basis, the preferred frequency of future advisory votes on executive compensation (1 year, 2 years or 3 years);

4.	ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2018;

5.	approve, for purposes of complying with applicable NASDAQ Listing Rules, the potential issuance of more than 20% of the Company’s common stock pursuant to a certain securities purchase agreement dated April 20, 2018 pursuant to which the Company may issue up to approximately $3,296,703.30 in 8% Senior Secured Convertible Promissory Notes with 100% common stock warrant coverage; and

6.	approve, for purposes of complying with applicable NASDAQ Listing Rules, the potential issuance of more than 20% of the Company’s common stock to certain of the Company’s creditors and/or holders of claims against the Company in exchange for cancellation of indebtedness of the Company to such creditors and/or claim holders

The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 29, 2018.

The number of shares of Common Stock entitled to vote at the Annual Meeting was 20,468,572. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 16,350,412. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved.

The votes cast with respect to each matter voted upon are set forth below.

Proposal 1: To elect Michael A. Luther, Ph.D. and Mark Rimer as Class III directors for terms to expire in 2021

Votes For	Votes Against	Abstentions	Brokers Non-Votes
10,159,128	0	229,237	5,962,047

Proposal 2: To approve, on an advisory (non-binding) basis, the named executive compensation as disclosed in the Proxy Statement

Votes For	Votes Against	Abstentions	Brokers Non-Votes
9,829,183	450,156	109,026	5,962,047

Proposal 3: To indicate, on an advisory (non-binding) basis, the preferred frequency of future advisory votes on executive compensation as set forth in the Proxy Statement, was as follows:

1 Year	2 Years	3 Years	Abstentions
1,822,719	477,144	7,955,805	132,697

Proposal 4: To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2018

Votes For	Votes Against	Abstentions
16,105,541	145,906	98,965

Proposal 5: To approve, for purposes of complying with applicable NASDAQ Listing Rules, the potential issuance of more than 20% of the Company’s common stock pursuant to a certain securities purchase agreement dated April 20, 2018 with certain investors pursuant to which the Company may issue up to approximately $3,296,703.30 in 8% Senior Secured Convertible Promissory Notes with 100% common stock warrant coverage

Votes For	Votes Against	Abstentions	Brokers Non-Votes
10,019,097	291,514	77,754	5,962,047

Proposal 6: To approve, for purposes of complying with applicable NASDAQ Listing Rules, the potential issuance of more than 20% of the Company’s common stock to certain of the Company’s creditors and/or holders of claims against the Company in exchange for cancellation of indebtedness of the Company to such creditors and/or claim holders

Votes For	Votes Against	Abstentions	Brokers Non-Votes
10,054,317	254,726	79,322	5,962,047

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIPIO, INC.

By:	/s/ Ilan Danieli
Name:	Ilan Danieli
Title:	Chief Executive Officer

Date: July 6, 2018